Exhibit 10.70

                               CONSENT AND WAIVER

         This Consent and Waiver is entered as of January 21, 2004, by and between ____________________ and its successors and assignees ("Purchaser") and HiEnergy Technologies, Inc. ("Company").

         WHEREAS, Purchaser purchased from the Company shares of the common stock of the Company and warrants to acquire additional shares of the common stock of the Company (collectively, the "Securities") pursuant to that certain Stock Purchase Agreement between the Purchaser and the Company dated April ___, 2003; and

         WHEREAS, the Company offered and sold the Securities to Purchaser pursuant to a registration statement (File No. 333-101055) (the "Registration Statement") filed with the Securities and Exchange Commission and declared effective by the Securities and Exchange Commission on April 25, 2003; and

         WHEREAS, the Securities and Exchange Commission subsequently commented that the Company was not eligible to conduct the type of offering described in the Registration Statement, that the Company did not include in the prospectus the pricing information required by the Securities Act of 1933 (the "Securities Act"); and

         WHEREAS, Purchaser desires to consent to the manner in which the Securities were offered and sold and to waive any claims Purchaser may have against the Company due to any failure of the offer or sale of the Securities to comply with the requirements of Section 5 of the Securities Act or equivalent state securities laws.

         NOW, THEREFORE, Purchaser and Company hereby agree as follows:

         1. Purchaser hereby consents to the manner of offer and sale of the Securities and to the use of the prospectus contained within the Registration Statement in connection with the offer and sale of the Securities.

         2. Purchaser hereby unconditionally waives, releases and discharges the Company and its officers, directors, successors, assigns and affiliates from all actions, causes of action, suits, debts, damages, judgments, claims, and demands ("Claims") by reason of any violation or alleged violation of the requirements of Section 5 of the Securities Act of 1933 in connection with the offer or sale of the Securities, including without limitation the requirement that a prospectus meets the requirements of Section 10 of the Securities Act and the requirement not to offer or sell securities unless a registration statement is in effect with respect to the securities, or by reason of any violation or alleged violation of any similar requirements of state securities laws.



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         3. Purchaser does not waive, release or discharge hereby any Claims by reason of any untrue statement of material fact or any omission of a material fact necessary in order to make the statements not misleading made in connection with the offer or sale of the Securities.

         4. In the event that any provision of this Consent and Waiver shall be determined to be invalid or unenforceable by any court of competent jurisdiction, the remainder of this agreement shall not be affected thereby, and any invalid or unenforceable provision shall be reformed so as to be valid and enforceable to the full extent permitted by law.

         5. This Consent and Waiver may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

         6. This Consent and Waiver shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflicts of law.

         IN WITNESS WHEREOF, the parties hereto have caused this Consent and Waiver to be duly executed by their respective authorized signatories as of the date first indicated above.


                                    COMPANY:
                                    HIENERGY TECHNOLOGIES, INC.

                                    By:
                                       -----------------------------------------
                                    Name:  Bogdan C. Maglich
                                    Title: Chairman, Chief Executive Officer
                                           and Treasurer


                                    PURCHASER:


                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------